Exhibit (a)(1)(B)
THIS DOCUMENT IS IMPORTANT AND REQUIRES YOUR IMMEDIATE ATTENTION.
Letter of Transmittal
To Tender Ordinary Shares and American Depositary Shares
(each American Depositary Share representing one Ordinary Share)
of
DE RIGO S.p.A.
at
$8.75 Per Ordinary Share and Per American Depositary Share
Pursuant to the Offer to Purchase dated August 4, 2005
by
DR 3 S.r.l.
a wholly-owned subsidiary of
DE RIGO HOLDING B.V.

THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON FRIDAY, SEPTEMBER 9, 2005, UNLESS THE OFFER IS EXTENDED.
The Tender Agent for the Offer is:
The Bank of New York

By Registered or Certified Mail:	By Hand or Overnight Courier:
The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department — 11W
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive & Deliver Window — Street Level
New York, NY 10286-1248	New York, NY 10286
Facsimile for Eligible Institutions:
(212) 815-6433
To Confirm Facsimile
Transmission by Telephone:
(212) 815-6212

DESCRIPTION OF ORDINARY SHARES AND ADSs TENDERED

Name(s) and Address(es) of Registered Owner(s)
(If blank, please fill in exactly as name(s) appear(s)	Ordinary Shares or ADSs Tendered
on share certificate(s) or ADR(s))	(Attach additional list if necessary)

	Share Certificate or ADR Number(s)*	Total Number of Ordinary Shares or ADSs Represented By Share Certificate(s) or ADR(s)*	Number of Ordinary Shares or ADSs Tendered**

Total Ordinary
Shares or ADSs

* Need not be completed by holders tendering ADSs by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all ordinary shares or ADSs represented by certificates or ADRs delivered to the Tender Agent are being tendered hereby. See Instruction 4.

*** If any of the Share Certificates or ADRs that you own have been lost, destroyed, mutilated or stolen, see Instruction 10. If any ADRs have been lost, destroyed, mutilated or stolen, please fill out the remainder of this Letter of Transmittal and indicate here the number of ADSs represented by the lost, destroyed, mutilated or stolen ADR(s).

Number of ADSs: .

      DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL WHERE INDICATED BELOW AND, IF YOU ARE A U.S. HOLDER, COMPLETE THE SUBSTITUTE FORM W-9 ACCOMPANYING THIS LETTER OF TRANSMITTAL OR IRS FORM W-9; IF YOU ARE A NON-U.S. HOLDER, YOU MUST COMPLETE A FORM W-8BEN OR OTHER FORM W-8, AS APPLICABLE.
      PLEASE READ THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING THIS LETTER OF TRANSMITTAL.
      You have received this Letter of Transmittal in connection with the offer by DR 3 S.r.l., an Italian limited liability company (“DR 3”) and a wholly-owned subsidiary of De Rigo Holding B.V., a Dutch limited liability company (“De Rigo Holding”) that is owned and controlled by Ennio De Rigo and Walter De Rigo, to purchase any and all outstanding ordinary shares, par value €0.26 per ordinary share (“Ordinary Shares”), and outstanding American Depositary Shares, each representing one Ordinary Share (“ADSs”), of De Rigo S.p.A., an Italian stock corporation (“De Rigo”), for $8.75 per Ordinary Share and ADS, net to the tendering holder in cash, without interest thereon and less any required withholding taxes, as described in the Offer to Purchase, dated August 4, 2005 (the “Offer to Purchase”). This document should be read in conjunction with the Offer to Purchase.
      You should use this Letter of Transmittal to deliver to the Tender Agent (as defined in the Offer to Purchase) Ordinary Shares represented by share certificates or ADSs represented by American Depositary Receipts (“ADRs”) for tender. If you hold your ADSs in the De Rigo Global Buy DIRECT Plan, you must complete and deliver this Letter of Transmittal, but you do not need to deliver an ADR. If you are delivering your ADSs by book-entry transfer to an account maintained by the Tender Agent at The Depository Trust

Company (“DTC”), you may instruct your broker, dealer, commercial bank, trust company or other nominee in a timely manner to use an Agent’s Message (as defined in Instruction 2 below). In this document, holders who deliver certificates representing their Ordinary Shares or who deliver ADRs representing their ADSs are referred to as “Certificate Holders.” Holders who deliver their ADSs through book-entry transfer are referred to as “Book-Entry Holders.” Delivery of documents to DTC will not constitute delivery to the Tender Agent.
      If certificates for your Ordinary Shares or ADRs for your ADSs are not immediately available or you cannot deliver your certificates or ADRs and all other required documents to the Tender Agent on or prior to the expiration date of the Offer (as defined below), or you cannot comply with the book-entry transfer procedures on a timely basis, you may nevertheless tender your Ordinary Shares or ADSs according to the guaranteed delivery procedures set forth in the section “THE TENDER OFFER — Procedure for Tendering Ordinary Shares or ADSs” of the Offer to Purchase. See Instruction 2. The term “Expiration Date” means 5:00 P.M., New York City time, on Friday, September 9, 2005, or if the Offer is extended, the latest time and date at which the Offer, as extended, will expire.
      THE OFFER HAS NOT BEEN SUBMITTED FOR CLEARANCE TO CONSOB (THE ITALIAN SECURITIES AND EXCHANGE COMMISSION). ACCORDINGLY, THE OFFER IS NOT BEING MADE AND WILL NOT BE MADE, DIRECTLY OR INDIRECTLY, IN ITALY, AND NO COPIES OF THIS DOCUMENT, THE OFFER TO PURCHASE OR ANY OTHER DOCUMENT RELATING TO THE OFFER HAVE BEEN OR WILL BE DISTRIBUTED IN ITALY, EXCEPT THAT, AS REQUIRED BY LAW, HOLDERS OF RECORD OR THOSE APPEARING ON A SECURITIES POSITION LISTING AS HOLDERS OF ADSs OR ORDINARY SHARES (INCLUDING, PURSUANT TO AN EXEMPTION AVAILABLE UNDER ITALIAN LAW, THE VERY LIMITED NUMBER OF SUCH HOLDERS LOCATED OR RESIDENT IN ITALY) WILL BE SENT COPIES OF THIS DOCUMENT AND OTHER DOCUMENTS RELATING TO THE OFFER. NEITHER THIS DOCUMENT NOR THE OFFER TO PURCHASE NOR ANY OTHER DOCUMENT RELATING TO THE OFFER MAY BE DISTRIBUTED TO ANY OTHER PERSON LOCATED OR RESIDENT IN ITALY FOR ANY REASON. NEITHER ANY SUCH DOCUMENT NOR ANY INFORMATION CONTAINED HEREIN OR THEREIN CONSTITUTES AN OFFER TO PURCHASE OR A SOLICITATION OF AN OFFER TO SELL OR AN ADVERTISEMENT OF AN OFFER TO PURCHASE ADSs OR ORDINARY SHARES IN ITALY WITHIN THE MEANING OF ARTICLE 1, PARAGRAPH 1, LETTER (V) OF ITALIAN LEGISLATIVE DECREE N. 58 OF FEBRUARY 24, 1998.

☐	CHECK HERE IF TENDERED ADSs ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE TENDER AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN DTC MAY DELIVER ADSs BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:

DTC Participant Number:

   Transaction Code Number:

☐	CHECK HERE IF TENDERED ORDINARY SHARES OR ADSs ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE TENDER AGENT AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

Name(s) of Registered Owner(s):

   Window Ticket Number (if any) or DTC Participant Number:

Date of Execution of Notice of Guaranteed Delivery:

Name of Institution which Guaranteed Delivery:

Transaction Code Number:

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY
Ladies and Gentlemen:
      The undersigned hereby tenders to DR 3 the above-described Ordinary Shares or ADSs pursuant to the Offer to Purchase, at a price of $8.75 per Ordinary Share and ADS, net to the seller in cash, without interest thereon and less any required withholding taxes, on the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and this Letter of Transmittal (which, together with the Offer to Purchase, as amended or supplemented from time to time, collectively constitute the “Offer”).
      The undersigned understands that the acceptance for payment by DR 3 of Ordinary Shares or ADSs tendered pursuant to one of the procedures described in the section “THE TENDER OFFER — Procedure for Tendering Ordinary Shares or ADSs” of the Offer to Purchase will constitute a binding agreement between the undersigned and DR 3 upon the terms and subject to the conditions of the Offer.
      On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment) and to the extent permitted under applicable law, subject to, and effective upon, acceptance for payment and payment for the Ordinary Shares and ADSs validly tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, DR 3, all right, title and interest in and to all of the Ordinary Shares and ADSs being tendered hereby and any and all cash dividends, distributions, rights, other Ordinary Shares, ADSs or other securities issued or issuable in respect of such Ordinary Shares or ADSs on or after August 4, 2005 (collectively, “Distributions”). In addition, the undersigned irrevocably appoints The Bank of New York (the “Tender Agent”) as the true and lawful agent and attorney-in-fact of the undersigned with respect to such Ordinary Shares or ADSs and any Distributions with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to the fullest extent of the undersigned’s rights with respect to such Ordinary Shares or ADSs and any Distributions (a) to deliver certificates representing Ordinary Shares (“Share Certificates”) and American Depositary Receipts representing ADSs (“ADRs”) and any Distributions, or transfer ownership of such ADSs and any Distributions on the account books maintained by DTC, together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of DR 3, (b) to present such Ordinary Shares and ADSs and any Distributions for transfer on the books of De Rigo and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Ordinary Shares and ADSs and any Distributions, all in accordance with the terms and subject to the conditions of the Offer and to the extent permitted under applicable law.
      To the extent permitted under applicable law, the undersigned hereby irrevocably appoints each of the designees of DR 3 the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of the undersigned’s rights with respect to the Ordinary Shares and ADSs tendered hereby that have been accepted for payment and with respect to any Distributions. The designees of DR 3 will, with respect to the Ordinary Shares and ADSs and any associated Distributions for which the appointment is effective, be empowered to exercise all voting and any other rights of the undersigned, as they, in their sole discretion, may deem proper. This proxy and power of attorney shall be irrevocable and coupled with an interest in the tendered Ordinary Shares or ADSs. Such appointment is effective when, and only to the extent that, DR 3 accepts the Ordinary Shares and ADSs tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Ordinary Shares and ADSs and any associated Distributions will be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective). DR 3 reserves the right to require that, in order for Ordinary Shares and ADSs to be deemed validly tendered, immediately upon DR 3’s acceptance for payment of such Ordinary Shares and ADSs, DR 3 must be able to exercise full voting, consent and other rights, to the extent permitted under applicable law, with respect to such Ordinary Shares and ADSs and any associated Distributions, including voting at any meeting of stockholders concerning any matter.
      The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Ordinary Shares and ADSs and any Distributions tendered hereby and, when the same are accepted for payment by DR 3, DR 3 will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Ordinary Shares or ADSs, or that the Share Certificate(s) or ADR(s) have been endorsed to the undersigned in blank or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the ADSs. The undersigned will, upon request, execute and deliver any additional documents deemed by the Tender Agent or DR 3 to be necessary or desirable to complete the sale, assignment and transfer of the Ordinary Shares and ADSs and any Distributions tendered hereby. In addition, the undersigned shall promptly remit and transfer to the Tender Agent for the account of DR 3 any and all Distributions in respect of the Ordinary Shares and ADSs tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, DR 3 shall be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by DR 3 in its sole discretion.
      It is understood that the undersigned will not receive payment for the Ordinary Shares or ADSs unless and until the Ordinary Shares or ADSs are accepted for payment and until the Share Certificate(s) or ADR(s) owned by the undersigned are received by the Tender Agent at the address set forth above, together with such additional documents as the Tender Agent may require, or, in the case of ADSs held in book-entry form, ownership of ADSs is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Tender Agent. It is understood that the method of delivery of the Share Certificate(s) and ADR(s) and all other required documents is at the option and risk of the undersigned and that the risk of loss of such Share Certificate(s) or ADR(s) shall pass only after the Tender Agent has actually received the Share Certificate(s) or ADR(s).
      All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.
      Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the purchase price and/or return any Share Certificates representing Ordinary Shares or ADRs representing ADSs not tendered or accepted for payment in the name(s) of the registered owner(s) appearing under “Description of Ordinary Shares and ADSs Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the purchase price and/or return any Share Certificates representing Ordinary Shares or ADRs representing ADSs not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered owner(s) appearing under “Description of Ordinary Shares and ADSs Tendered.” In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or issue any Share Certificates representing Ordinary Shares or ADRs representing ADSs not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such Share Certificates or ADRs (and any accompanying documents, as appropriate) to, the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any ADSs tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that DR 3 has no obligation pursuant to the Special Payment Instructions to transfer any Ordinary Shares or ADSs from the name of the registered owner thereof if DR 3 does not accept for payment any of the Ordinary Shares or ADSs so tendered.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if Share Certificate(s) representing Ordinary Shares or ADR(s) representing ADSs not tendered or not accepted for payment and/or the check for the purchase price of Ordinary Shares or ADSs accepted for payment (less any required withholding taxes) are to be issued in the name of someone other than the undersigned or if ADSs tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
Issue: ☐ Check and/or ☐ Share Certificates or ADRs to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit ADSs tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)
SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 5, 6 and 7)
      To be completed ONLY if Share Certificate(s) representing Ordinary Shares or ADR(s) representing ADSs not tendered or not accepted for payment and/or the check for the purchase price of Ordinary Shares or ADSs accepted for payment (less any required withholding taxes) are to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Ordinary Shares and ADSs Tendered” above.
Deliver: ☐ Check and/or ☐ Share Certificates or ADRs to:

Name:

(Please Print)

Address:

(Include Zip Code)

(Tax Identification or Social Security Number)

☐	Credit ADSs tendered by book-entry transfer that are not accepted for payment to the DTC account set forth below.

(DTC Account Number)

IMPORTANT — SIGN HERE
(U.S. Holders Please Also Complete Substitute Form W-9 Included Herein)
(Non-U.S. Holders Please Obtain and Complete Form W-8BEN or Other Form W-8)

(all holders must sign)

(Signature(s) of Holder(s))
Dated: ______________________________ , 2000
      (Must be signed by registered owner(s) exactly as name(s) appear(s) on Share Certificate(s) or ADR(s) or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)
Name(s):

(Please Print)
Capacity (full title):

Address:

(Include Zip Code)
Area Code and Telephone Number:

Tax Identification or
Social Security No.:

GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only; see Instructions 1 and 5)
Name of Firm:

Address:

(Include Zip Code)
Authorized Signature:

Name:

(Please Type or Print)
Area Code and Telephone Number:

Dated: ______________________________ , 2005
Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
       1. Guarantee of Signatures. Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of a recognized Medallion Program approved by the Securities Transfer Association, Inc., including the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchange Medallion Program (each, an “Eligible Institution”). Medallion guarantees from Eligible Institutions are generally not available outside the United States. If you need and are unable to obtain a medallion guarantee from an Eligible Institution, please contact the Information Agent for instructions. See Instruction 5. Signatures on this Letter of Transmittal need not be guaranteed (a) if this Letter of Transmittal is signed by the registered owner(s) (which term, for purposes of this document, includes any participant in DTC whose name appears on a security position listing as the owner of the ADSs) of Ordinary Shares or ADSs tendered herewith and such registered owner has not completed either the box titled “Special Payment Instructions” or the box titled “Special Delivery Instructions” on this Letter of Transmittal or (b) if such Ordinary Shares or ADSs are tendered for the account of an Eligible Institution.
      2. Delivery of Letter of Transmittal and Certificates or Book-Entry Confirmations. This Letter of Transmittal is to be used either if Share Certificates or ADRs are to be forwarded herewith or, unless an Agent’s Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in the section “THE TENDER OFFER — Procedure for Tendering Ordinary Shares or ADSs” of the Offer to Purchase. An originally signed facsimile of this document may be used in lieu of the original. Share Certificates representing all physically tendered Ordinary Shares, ADRs representing all physically tendered ADSs, or confirmation of any book-entry transfer into the Tender Agent’s account at DTC of ADSs tendered by book-entry transfer (“Book Entry Confirmation”), as well as this Letter of Transmittal properly completed and duly executed with any required signature guarantees, or an Agent’s Message in the case of a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Tender Agent at one of its addresses set forth herein on or prior to the Expiration Date (as described in the section “THE TENDER OFFER — Terms of the Offer” of the Offer to Purchase). Please do not send your Share Certificates or ADRs directly to DR 3, De Rigo Holding or De Rigo.
      Holders whose Share Certificates or ADRs are not immediately available or who cannot deliver all other required documents to the Tender Agent on or prior to the Expiration Date or who cannot comply with the procedures for book-entry transfer on a timely basis, may nevertheless tender their Ordinary Shares or ADSs by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in the section “THE TENDER OFFER — Procedure for Tendering Ordinary Shares or ADSs” of the Offer to Purchase. Pursuant to such procedure: (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by DR 3 must be received by the Tender Agent prior to the Expiration Date and (c) Share Certificates representing all tendered Ordinary Shares or ADRs representing all tendered ADSs, in proper form for transfer (or a Book-Entry Confirmation with respect to such ADSs), as well as a Letter of Transmittal (or an originally signed facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry transfer, an Agent’s Message), and all other documents required by this Letter of Transmittal, must be received by the Tender Agent within three New York Stock Exchange trading days after the date of execution of such Notice of Guaranteed Delivery. See Instruction 5.
      A properly completed and duly executed Letter of Transmittal (or an originally signed facsimile thereof) must accompany each such delivery of Share Certificates or ADRs to the Tender Agent.
      The term “Agent’s Message” means a message, transmitted by DTC to, and received by, the Tender Agent and forming part of a Book-Entry Confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the ADSs which are the subject of such Book-Entry

Confirmation that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that DR 3 may enforce such agreement against the participant.
      THE METHOD OF DELIVERY OF THE ORDINARY SHARES, THE ADSs, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. DELIVERY OF ALL SUCH DOCUMENTS WILL BE DEEMED MADE AND RISK OF LOSS OF THE SHARE CERTIFICATES OR ADRs SHALL PASS ONLY WHEN ACTUALLY RECEIVED BY THE TENDER AGENT (INCLUDING, IN THE CASE OF A BOOK-ENTRY TRANSFER, BY BOOK-ENTRY CONFIRMATION). IF SUCH DELIVERY IS BY MAIL, IT IS RECOMMENDED THAT ALL SUCH DOCUMENTS BE SENT BY PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.
      No alternative, conditional or contingent tenders will be accepted and no fractional Ordinary Shares or ADSs will be purchased. All tendering holders, by execution of this Letter of Transmittal (or an originally signed facsimile thereof), waive any right to receive any notice of the acceptance of their Ordinary Shares or ADSs for payment.
      All questions as to validity, form and eligibility of the surrender of any Share Certificate or ADR hereunder will be determined by DR 3 (which may delegate power in whole or in part to the Tender Agent) and such determination shall be final and binding. DR 3 reserves the right to waive any irregularities or defects in the surrender of any Share Certificate(s) or ADR(s). A surrender will not be deemed to have been made until all irregularities have been cured or waived. None of DR 3, De Rigo Holding, Ennio De Rigo, Walter De Rigo or any of their respective affiliates or assigns, the Tender Agent, the Information Agent (as defined in the Offer to Purchase), the Dealer Manager (as defined in the Offer to Purchase) or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. DR 3’s interpretation of the terms and conditions of the Offer (including this Letter of Transmittal and the instructions hereto and any other documents related to the Offer) will be final and binding.
      3.    Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Ordinary Shares or ADSs should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
      4.    Partial Tenders (Applicable to Certificate Holders Only). If fewer than all the Ordinary Shares evidenced by any Share Certificate or fewer than all ADSs evidenced by any ADR delivered to the Tender Agent are to be tendered, fill in the number of Ordinary Shares or ADSs which are to be tendered in the box titled “Number of Ordinary Shares or ADSs Tendered.” In such cases, new certificate(s) or ADRs for the remainder of the Ordinary Shares or ADSs that were evidenced by the old certificate(s) or ADRs but not tendered will be sent to the registered owner, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Ordinary Shares represented by Share Certificates or ADSs represented by ADRs delivered to the Tender Agent will be deemed to have been tendered unless otherwise indicated.
      5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered owner(s) of the Ordinary Shares or ADSs tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the Share Certificate(s) or ADRs without alteration, enlargement or any other change whatsoever.
      If any of the Ordinary Shares or ADSs tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
      If any of the tendered Ordinary Shares or ADSs are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or originally signed facsimiles thereof) as there are different registrations of such Ordinary Shares or ADSs.

      If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to DR 3 of their authority so to act must be submitted.
      If this Letter of Transmittal is signed by the registered owner(s) of the Ordinary Shares or ADSs listed and transmitted hereby, no endorsements of Share Certificates or ADRs or separate stock powers are required unless payment is to be made to, or Share Certificates representing Ordinary Shares or ADRs representing ADSs not tendered or accepted for payment are to be issued in the name of, a person other than the registered owner(s). Signatures on such Share Certificates or ADRs or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.
      If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Ordinary Share(s) or ADS(s) listed, the Share Certificate(s) or ADR(s) must be endorsed or accompanied by the appropriate stock powers, in either case, signed exactly as the name or names of the registered owner(s) or holder(s) appear(s) on the Share Certificate(s) or ADR(s). Signatures on such Share Certificates or ADRs or stock powers must be guaranteed by an Eligible Institution.
      6.    Stock Transfer Taxes. Except as otherwise provided in this Instruction 6, DR 3 will pay any stock transfer taxes with respect to the transfer and sale of Ordinary Shares or ADSs to it or to its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or (in the circumstances permitted hereby) if Share Certificates representing Ordinary Shares or ADRs representing ADSs not tendered or accepted for payment are to be registered in the name of, any person resident in Italy other than the registered owner(s), or if tendered Share Certificates or ADRs are registered in the name of any person resident in Italy other than the person signing this Letter of Transmittal, any such registered owner(s) or person shall independently establish whether it owes any stock transfer taxes in connection with such transfer and, in case any such taxes shall be due, pay them directly to the competent authorities.
      Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the Share Certificates or ADRs listed in this Letter of Transmittal.
      7.    Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or Share Certificates representing Ordinary Shares or ADRs representing ADSs not tendered or accepted for payment are to be issued or returned to, a person other than the signer(s) of this Letter of Transmittal or if a check and/or such certificates are to be mailed to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Ordinary Shares and ADSs Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering ADSs tendered hereby or by Agent’s Message by book-entry transfer may request that such ADSs not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such ADSs not purchased will be returned by crediting the same account at DTC as the account from which such ADSs were delivered.
      8.    Requests for Assistance or Additional Copies. Questions or requests for assistance may be directed to the Information Agent at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, subject to applicable law, and will be furnished at DR 3’s expense.
      9.    Backup Withholding. In order to avoid U.S. federal backup withholding with respect to cash received in exchange for Ordinary Shares or ADSs pursuant to the Offer, a holder submitting Ordinary Shares or ADSs must (i) provide the Tender Agent with a properly completed Substitute Form W-9, included in this Letter of Transmittal, or IRS Form W-9 and sign such form under penalties of perjury, (ii) provide the Tender Agent with a properly completed IRS Form W-8BEN or other Form W-8, and sign such form under penalties of perjury, or (iii) otherwise establish an exemption. IRS Form W-9 and W-8BEN and other Forms W-8 are available from the Tender Agent or from the Internal Revenue Service web site, at http://www.irs.ustreas.gov.

      10.   Lost, Destroyed, Mutilated or Stolen Share Certificates or ADRs. If any Share Certificate has been lost, destroyed, mutilated or stolen, the holder should call the Information Agent at 1-800-859-8511 for instructions. If any ADR has been lost, destroyed, mutilated or stolen, the holder should complete, sign and return to the Tender Agent this Letter of Transmittal indicating the number of ADRs that have been lost, destroyed, mutilated or stolen, or call the Tender Agent at 1-800-507-9357 for further instructions.
      11.   Waiver of Conditions. Subject to the terms and conditions of the Offer to Purchase and the applicable rules and regulations of the Securities and Exchange Commission, DR 3 reserves the right to waive in whole or in part at any time and from time to time in its sole discretion any of the conditions of the Offer prior to expiration of the Offer.
      IMPORTANT: THIS LETTER OF TRANSMITTAL (OR AN ORIGINALLY SIGNED FACSIMILE THEREOF) OR AN AGENT’S MESSAGE, TOGETHER WITH SHARE CERTIFICATES, ADRs OR BOOK-ENTRY CONFIRMATION OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE TENDER AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION
       Under the U.S. federal income tax law, a holder whose tendered Ordinary Shares or ADSs are accepted for purchase is required by law to (i) provide the Tender Agent with such holder’s correct TIN on Substitute Form W-9 below, certify that such TIN is correct (or that such security holder is awaiting a TIN), and certify whether the holder is subject to backup withholding or (ii) otherwise establish a basis for exemption from backup withholding. If such holder of Ordinary Shares or ADSs is an individual, the TIN is his or her social security number. If a holder of Ordinary Shares or ADSs fails to provide a correct TIN to the Tender Agent, such person may be subject to a U.S.$50.00 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder of Ordinary Shares or ADSs with respect to Ordinary Shares or ADSs purchased pursuant to the Offer may be subject to backup withholding of 28%.
      Certain holders of Ordinary Shares or ADSs (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, that holder must generally submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual’s exempt status. A Form W-8BEN can be obtained from the Tender Agent or the IRS website, at http://www.irs.ustreas.gov.
      If backup withholding applies, the Tender Agent is required to withhold 28% of any payments made to the Ordinary Share or ADS holder or payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.
      If backup withholding applies and “Applied For” is written in Part I of the Substitute Form W-9 and the holder of Ordinary Shares or ADSs has completed the Certificate of Awaiting Taxpayer Identification Number, the Tender Agent will retain 28% of any payment of the purchase price for tendered Ordinary Shares or ADSs during the 60-day period following the date of the Substitute Form W-9. If a holder’s TIN is provided to the Tender Agent within 60 days of the date of the Substitute Form W-9, payment of such retained amounts will be made to such holder of Ordinary Shares or ADSs. If a holder’s TIN is not provided to the Tender Agent within such 60-day period, the Tender Agent will remit such retained amounts to the Internal Revenue Service as backup withholding and shall withhold 28% of any payment of the purchase price for the tendered Ordinary Shares or ADSs made to such holder thereafter unless such holder of Ordinary Shares or ADSs furnishes a TIN to the Tender Agent prior to such payment.
Purpose of Substitute Form W-9
      To prevent backup withholding on payments made to a holder whose tendered Ordinary Shares or ADSs are accepted for purchase (for holders other than foreign persons who provide an appropriate Form W-8BEN), the holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and provide the holder’s correct TIN and certify, under penalties of perjury, that the TIN provided on such Form is correct (or that such holder is awaiting a TIN) and that (a) such holder of Ordinary Shares or ADSs is exempt from backup withholding, (b) such holder of Ordinary Shares or ADSs has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (c) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding. The holder must sign and date the Substitute Form W-9 where indicated, certifying that the information on such Form is correct.
What Number to Give the Tender Agent
      The holder of Ordinary Shares or ADSs is required to give the Tender Agent the social security number or employer identification number of the record owner of the Ordinary Shares or ADSs. If the Ordinary Shares or ADSs are in more than one name or are not in the name of their actual holder, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

TO BE COMPLETED BY ALL TENDERING U.S. HOLDERS
(See Instruction 9)
PAYER: The Bank of New York

SUBSTITUTE Form W-9 Request for Taxpayer Identification Number (TIN) and Certification	Name: Address: Check appropriate box:
	Individual☐	Corporation☐
	Partnership☐	Other (specify)☐

Part I. Please provide your taxpayer identification number in the space at right. If awaiting TIN, write “Applied For” in space at right and complete the Certificate of Awaiting Taxpayer Identification Number below.		SSN: Or EIN:

Part II. For Payees exempt from backup withholding, see the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” and complete as instructed therein.

Part III. CERTIFICATION
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or, as indicated, I am waiting for a number to be issued to me);
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Signature:		Date:

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE “APPLIED FOR”
IN PART I OF THIS SUBSTITUTE FORM W-9
CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that, notwithstanding the information I provided in Part III of the Substitute Form W-9 (and the fact that I have completed this Certificate of Awaiting Taxpayer Identification Number), all reportable payments made to me hereafter will be subject to a 28 percent backup withholding tax until I provide a properly certified taxpayer identification number.

Signature	Date
NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

The Tender Agent for the Offer is:
The Bank of New York

By Registered or Certified Mail:	By Hand or Overnight Courier:
The Bank of New York	The Bank of New York
Tender & Exchange Department	Tender & Exchange Department — 11W
P.O. Box 11248	101 Barclay Street
Church Street Station	Receive & Deliver Window — Street Level
New York, NY 10286-1248	New York, NY 10286
Facsimile for Eligible Institutions:
(212) 815-6433
To Confirm Facsimile Transmission by Telephone:
(212) 815-6212
The Information Agent for the Offer is:
D.F. King & Co., Inc.

48 Wall Street, 22nd Floor	2 London Wall Buildings,
New York, NY 10005	2nd Floor
Banks and brokers call collect:	London Wall, London
(212) 269-5550	EC2M 5PP, England
All others call toll free:	Telephone:
(800) 859-8511	+44 20 7920 9700
The Dealer Manager for the Offer is:
Lehman Brothers
745 Seventh Avenue
New York, NY 10019
Telephone: (212) 526-7850
Attention: Equity Corporate Services
August 4, 2005